                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      U.S. GOVERNMENT SECURITIES SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended
December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                          [(($677,318))              6
            2 * {  ----------------------------  + 1]  - 1} = 5.89%
                      [((7,577,700 * 17.421))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                     Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the total return for the one year period are as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,039.11                     $1,039.11 - $1,000
                                   ------------------ = 3.91%
                                         $1,000

     Cumlative total return for five years ended December 31, 1998, is as follows:

     $1,085.94 - $1,000
     ----------------------- = 8.59%
             $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $1,492.0-$1,000
     ----------------------- = 49.21%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1998:

     $1,041.25/$1,000 - 1 = 4.13%

     Five years ended December 31, 1998:

                       1/5
     ($1,085.94/$1,000)          - 1 = 1.66%

     Since inception through December 31, 1998:

                       1/10.67
     ($1,492.10/$1,000)          - 1 = 3.82%

     Unit Value Information
     ----------------------------

                           Unit
        Date               Value
     ----------          ----------
     05/01/89             $10.000
     12/31/89              10.756
     12/31/90              11.454
     12/31/91              12.922
     12/31/92              13.529
     12/31/93              14.609
     12/31/94              13.484
     12/31/95              15.805
     12/31/96              15.935
     12/31/97              17.150
     12/31/98              18.421

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          DIVERSIFIED INCOME SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended
December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                          [(($559,220))              6
            2 * {  ----------------------------  + 1]  - 1} = 6.43%
                     [((51,323,231 * 2.059))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the total return for the one year period are as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,013.91                     $1,013.91 - $1,000
                                   ------------------ = 1.39%
                                         $1,000

     Cumlative total return for five years ended December 31, 1998, is as follows:

     $1,095.20 - $1,000
     ----------------------- = 9.52%
             $1,000

     Cumlative total return for five years ended December 31, 1998, is as follows:

     $1,658.78 - $1,000
     ----------------------- = 65.88%
             $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $1,709.00 - $1,000
     ----------------------- = 70.90%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV
     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1998:

     $1,013.91/$1,000 - 1 = 1.39%

     Five years ended December 31, 1998:

                       1/5
     ($1,095.20/$1,000)                - 1 = 1.84%

     Ten years ended December 31, 1998:

                       1/10
     ($1,658.78/$1,000)                - 1 = 5.19%

     Since inception through December 31, 1998:

                       1/10.67
     ($1,709.00/$1,000)                - 1 = 5.15%

     Unit Value Information

                           Unit
       Date                Value
       ----                -----
     05/01/88             $1.000
     12/31/88              1.025
     12/31/89              1.135
     12/31/90              1.219
     12/31/91              1.379
     12/31/92              1.457
     12/31/93              1.621
     12/31/94              1.516
     12/31/95              1.754
     12/31/96              1.802
     12/31/97              1.963
     12/31/98              2.059

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GROWTH STOCK SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                     Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the total return for the one year period are as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,139.15                     $1,139.15 - $1,000
                                   ------------------ = 13.92%
                                          $1,000

     Cumlative total return for five years ended December 31, 1998, is as follows:

     $1,630.88 - $1,000
     ----------------------- = 63.09%
             $1,000

     Cumlative total return for ten years ended December 31, 1998, is as follows:

     $3,523.87 - $1,000
     ----------------------- = 252.39%
             $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $3,520.00 - $1,000
     ----------------------- = 252.00%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1998:

     $1,139.15/$1,000 - 1 = 13.92%

     Five years ended December 31, 1998:

                       1/5
     ($1,630.88/$1,000)                - 1 = 8.10%

     Ten years ended December 31, 1998:

                       1/10
     ($3,523.87/$1,000)                - 1 = 13.42%

     Since inception through December 31, 1998:

                       1/10.67
     ($3,520.00/$1,000)                - 1 = 12.52%

     Unit Value Information
     ----------------------------

                           Unit
       Date                Value
     --------            --------
     05/01/88             $1.000
     12/31/88              0.999
     12/31/89              1.358
     12/31/90              1.298
     12/31/91              1.966
     12/31/92              1.996
     12/31/93              2.143
     12/31/94              2.054
     12/31/95              2.587
     12/31/96              2.972
     12/31/97              3.296
     12/31/98              3.870

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          ASSET ALLOCATION SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                      Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the total return for the one year period are as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,148.63                     $1,148.63 - $1,000
                                   ------------------ =  14.86%
                                           $1,000

     Cumlative total return for five years ended December 31, 1998, is as follows:

     $1,675.86 - $1,000
     ----------------------- = 67.59%
             $1,000

     Cumlative total return for five years ended December 31, 1998, is as follows:

     $2,910.78 - $1,000
     ----------------------- = 191.08%
             $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $2,976.00 - $1,000
     ----------------------- = 197.60%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1998:

     $1,148.63/$1,000 - 1 = 14.86%

            Five years ended December 31, 1998:

                       1/5
     ($1,675.86/$1,000)                - 1 = 10.88%

     Ten years ended December 31, 1998:

                       1/10
     ($2,910.78/$1,000)                - 1 = 11.28%

     Since inception through December 31, 1998:

                       1/10.67
     ($2,976.00/$1,000)                - 1 = 10.76%

     Unit Value Information
     ----------------------

                           Unit
       Date                Value
     --------            ----------
     05/01/88             $1.000
     12/31/88              1.020
     12/31/89              1.245
     12/31/90              1.253
     12/31/91              1.578
     12/31/92              1.665
     12/31/93              1.797
     12/31/94              1.773
     12/31/95              2.134
     12/31/96              2.369
     12/31/97              2.810
     12/31/98              3.326

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GLOBAL GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                      Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the total return for the one year period are as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,063.68                     $1,063.68 - $1,000
                                   ----------------------- = 6.38%
                                          $1,000

     Cumlative total return for five years ended December 31, 1998, is as follows:

     $1,501.55 - $1,000
     ----------------------- = 50.16%
             $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $1,933.30 - $1,000
     ----------------------- = 93.33%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

     One year ended December 31, 1998:

     $1,063.66/$1,000 - 1 = 6.37%

     Five years ended December 31, 1998:

                       1/5
     ($1,501.55/$1,000)                - 1 = 8.47%

     Since inception through December 31, 1998:

                       1/6.67
     ($1,933.30/$1,000)                - 1 = 10.39%

     Unit Value Information
     ----------------------------

                           Unit
       Date                Value
     --------            ----------
     05/01/92             $10.000
     12/31/92              10.989
     12/31/93              12.784
     12/31/94              12.237
     12/31/95              15.754
     12/31/96              18.511
     12/31/97              19.508
     12/31/98              21.433

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            MONEY MARKET SUBACCOUNT

     The subaccount's standardized yield for the seven day period ended December 31, 1998 was computed by dividing 1 by the unit price for December 24, 1997, then multiplying this by the unit price on December 31, 1998 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1998 was as follows:

     ((1 / 1.531045) x 1.532186) -1 = .000745 - Base Period Return

     .000812 x (365/7) = .0388 or 3.88%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1998 was as follows:

                  365/7
     (.000745 + 1)           -1 = .0396 or 3.96%

     Date                  Unit Price
     ------               ------------
     12/24/98               1.531045
     12/31/98               1.532186

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          AGGRESSIVE GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                      Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,160.45                     $1.160.55 - $1,000
                                   ----------------------- = 16.05%
                                           $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $1,442.90 - $1,000
     ----------------------- =  44.29%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV


     One year ended December 31, 1998:

     $1.160.45/$1,000 - 1 = 16.05%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/4.67
     ($1,442.90/$1,000)                - 1 = 8.17%

     Unit Value Information
     ----------------------------

                           Unit
       Date                Value
     --------            ----------
     05/01/94             $10.000
     12/31/94               9.796
     12/31/95              12.461
     12/31/96              13.233
     12/31/97              13.241
     12/31/98              15.829

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           GROWTH & INCOME SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                     Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,081.89                     $1,081.89 - $1,000
                                   ----------------------- = 8.19%
                                           $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $2.036.70 - $1,000
     ----------------------- =  103.67%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,081.89/$1,000 - 1 = 8.19%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/4.67
     ($2,036.70/$1,000)                - 1 = 16.46%

     Unit Value Information
     ----------------------

                           Unit
       Date                Value
     --------            ----------
     05/01/94             $10.000
     12/31/94              10.069
     12/31/95              12.904
     12/31/96              15.468
     12/31/97              19.489
     12/31/98              21.767

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             HIGH YIELD SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended
December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                  [          $430,132                6
            2 * {  ----------------------------  + 1]  - 1} = 8.21%
                  [((4,984,906 * 12.823))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                      Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $957.72                       $957,72 - $1,000
                                   ----------------------- =  -4.23%
                                           $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $1,142.30 - $1,000
     ----------------------- =  14.23%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $957.72/$1,000 - 1 = -4.23%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/4.67
     ($1,142.30/$1,000)                - 1 = 2.89%

     Unit Value Information
     ----------------------------

                           Unit
       Date                Value
     --------            ---------
     05/01/94             $10.000
     12/31/94               9.452
     12/31/95              10.941
     12/31/96              11.929
     12/31/97              12.917
     12/31/98              12.823

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       GLOBAL ASSET ALLOCATION SUBACCOUNT


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,109.04                     $1,109.04 - $1,000
                                   ----------------------- = 10.90%
                                           $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $1,511.30 - $1,000
     ----------------------- =  51.13%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,109.04/$1,000 - 1 = 10.90%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/4
     ($1,511.30/$1,000)                - 1 = 10.88%

     Unit Value Information
     ----------------------

                           Unit
       Date                Value
     --------            ---------
     01/01/95             $10.000
     12/31/95              11.590
     12/31/96              12.888
     12/31/97              14.434
     12/31/98              16.513

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         INTERNATIONAL STOCK SUBACCOUNT


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                     Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,114.12                     $1,114.12 - $1,000
                                   ----------------------- = 11.41%
                                           $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $1,471.30 - $1,000
     ----------------------- =  47.13%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,114.12/$1,000 - 1 = 11.41%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/4
     ($1,471.30/$1,000)                - 1 = 10.13%


     Unit Value Information
     ----------------------

                           Unit
       Date                Value
     --------            ----------
     01/01/95             $10.000
     12/31/95              11.272
     12/31/96              12.691
     12/31/97              14.022
     12/31/98              16.113

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             GLOBAL BOND SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended
December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                  [          $79,189                 6
            2 * {  ----------------------------  + 1]  - 1} = 5.87%
                  [  ((1,236,210 * 13.254))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                      Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,084.71                     $1,084.71 - $1,000
                                   ----------------------- = 8.47%
                                           $1,000

    Cumulative total return since inception through December 31, 1998, is as follows:

     $1,185.40 - $1,000
     ----------------------- =  18.54%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,084.71/$1,000 - 1 = 8.47%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/4
     ($1,185.40/$1,000)                - 1 = 4.34%

     Unit Value Information
     ----------------------------

                           Unit
       Date                Value
     --------            ----------
     01/01/95             $10.000
     12/31/95              11.743
     12/31/96              11.962
     12/31/97              11.837
     12/31/98              13.254

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                VALUE SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                     Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,046.75                     $1,046.75 - $1,000
                                   ----------------------- = 4.67%
                                           $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $1,406.80 - $1,000
     ----------------------- =  40.68%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,046.75/$1,000 - 1 = 4.67%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.67
     ($1,406.80/$1,000)                - 1 = 13.65%

     Unit Value Information
     ----------------------

                            Unit
       Date                Value
     --------            ---------
     05/01/96             $10.000
     12/31/96              11.049
     12/31/97              13.652
     12/31/98              14.768

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              S & P 500 SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                       Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,228.88                     $1,228.88 - $1,000
                                   ----------------------- = 22.89%
                                           $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $1,798.90 - $1,000
     ----------------------- =  79.89%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,228.88/$1,000 - 1 = 22.89%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.67
     ($1,798.90/$1,000)                - 1 = 24.63%

     Unit Value Information
     ----------------------

                            Unit
       Date                Value
     --------            ----------
     05/01/96             $10.000
     12/31/96              11.327
     12/31/97              14.787
     12/31/98              18.689

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              BLUE CHIP SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                     Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,228.98                     $1,228.98 - $1,000
                                   ----------------------- = 22.90%
                                           $1,000

     Cumulative total return since inception through December 31, 1998, is as follows:

     $1,753.80 - $1,000
     ----------------------- =  75.38%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,228.98/$1,000 - 1 = 22.90%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.67
     ($1,753.80/$1,000)                - 1 = 23.45%

     Unit Value Information
     ----------------------

                            Unit
       Date                Value
     --------            ---------
     05/01/96             $10.000
     12/31/96              11.520
     12/31/97              14.429
     12/31/98              18.238

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            MID CAP STOCK SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                       Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $927.50                       $927.50 - $1,000
                                   ----------------------- = -7.25%
                                           $1,000


     Unit Value Information
     ----------------------

                           Unit
       Date                Value
     --------            ---------
     05/01/98             $10.000
     12/31/98               9.625

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          LARGE CAP GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                      Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $1,140.50                     $1,140.50 - $1,000
                                   ----------------------- = 14.05%
                                           $1,000

     Unit Value Information
     ----------------------------

                            Unit
       Date                Value
     --------            ---------
     05/01/98             $10.000
     12/31/98              11.755

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           SMALL CAP VALUE SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                      Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 is as follows:

     Ending Value                  Total Return
     ------------                  ------------
     $901.70                       $901.70 - $1,000
                                   ----------------------- = -9.83%
                                           $1,000

     Unit Value Information
     ----------------------

                           Unit
       Date                Value
     --------            ---------
     05/01/98             $10.000
     12/31/98               9.367

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amended Registration Statement to be signed on its behalf in the City of St. Paul, State of Minnesota on this 19th day of April, 1999.

                              VARIABLE ACCOUNT D OF
                              FORTIS BENEFITS INSURANCE COMPANY
                              (Registrant)

                              By: FORTIS BENEFITS INSURANCE COMPANY

                              By:       /s/ Robert Brian Pollock
                                  --------------------------------------
                                   Robert Brian Pollock, President

                              FORTIS BENEFITS INSURANCE COMPANY

                              By:       /d/ Robert Brian Pollock
                                  --------------------------------------
                                   Robert Brian Pollock, President

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons, in the capacities indicated, on April 19, 1999.

Signature                               Title With Fortis Benefits
---------                               --------------------------


*                                       Chairman of the Board
 -----------------------------
 Allen R. Freedman


*                                       Director
 -----------------------------
 J. Kerry Clayton


                                        Director
 -----------------------------
 Arie Aristide Fakkert


                                        Director
 -----------------------------
 Alan W. Feagin


   /s/ Dean C. Kopperud                 Director
 -----------------------------
 Dean C. Kopperud


   /s/ Robert Brian Pollock             President and Director
 -----------------------------          (Chief Executive Officer)
 Robert Brian Pollock



   /s/ Michael John Peninger            Senior Vice President, Controller,
 -----------------------------          Treasurer and Director (Principal
 Michael John Peninger                  Accounting Officer and Principal
                                        Financial Officer)


*By: /s/ Robert Brian Pollock
    --------------------------
         Robert Brian Pollock
         Attorney-in-Fact